UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

DELAWARE	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 17th Street, Suite 2775
Denver, Colorado 80202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 633-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

DCP Midstream Partners, LP (the “Partnership”) announced in a press releases dated September 14, 2007, which is incorporated by reference into this item 7.01 from Exhibit 99.1 attached hereto, that it will participate in the UBS Master Limited Partnership Conference (the “Conference”) in Las Vegas, Nevada on Wednesday, September 19, 2007 and Thursday, September 20, 2007. The Partnership will have available a slide presentation at the Conference, which is incorporated by reference into this item 7.01 from Exhibit 99.2 attached hereto. Mark A. Borer, president and chief executive officer of DCP Midstream GP, LLC (“DCP GP”), the general partner to the general partner of the Partnership and Thomas E. Long the vice president and chief financial officer of DCP GP, will represent the Partnership at the Conference. A copy of the slide presentation will be available on the Partnership’s website under the Investor Relations Section (www.dcppartners.com).

In accordance with General Instruction B.2 of Form 8-K, the press release and the slide presentation shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits.

Exhibit Number	Description
Exhibit 99.1 Exhibit 99.2	Press Release dated September 14, 2007 Presentation by DCP Midstream Partners, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:Michael S. Richards Title:Vice President, General Counsel and Secretary

September 14, 2007

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1 Exhibit 99.2	Press Release dated September 14, 2007 Presentation by DCP Midstream Partners, LP